UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 15, 2007

Date of Report (Date of earliest event reported)
Salton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19557	36-3777824

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 W. Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices)     (Zip Code)
(847) 803-4600

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition and Regulation FD Disclosure.

Item 8.01	Other Events.
     Attached as Exhibit 99.1 is Salton’s third quarter earnings release. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release issued by Salton, Inc. dated May 15, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2007

SALTON, INC.
/s/ WILLIAM LUTZ
William Lutz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Salton, Inc. dated May 15, 2007.